Exhibit 10.3

FIRST AMENDMENT

TO MASTER SERVICES AGREEMENT

THIS FIRST AMENDMENT (“First Amendment”), effective as of the last date written below (the “Amendment Effective Date”), is to the Master Services Agreement between Sunesis Pharmaceuticals, Inc. (“Sunesis”) and Aptuit, Inc. (as assignee of Quintiles, Inc., hereinafter referred to as “Aptuit”) dated August 26, 2004 (the “Agreement”). Unless otherwise defined below, all capitalized terms herein shall have the same meaning as set forth in the Agreement.

WHEREAS, the parties hereto desire to modify the Agreement to provide the terms and conditions upon which Sunesis may continue to engage Aptuit from time-to-time to provide services in support of Sunesis’ development chemistry projects.

THEREFORE, in consideration of the promises and mutual covenants contained in this First Amendment, the parties hereto agree to the terms and conditions set forth below.

1.	All mention of Quintiles, Inc. in the Agreement shall be replaced with Aptuit, Inc.

2.	Section 3.0 of the Agreement shall be deleted and replaced in its entirety with:

Term. This Agreement shall commence as of August 26, 2004 and shall continue through December 31, 2011, unless otherwise earlier terminated by either party in accordance with Section 15.0 below.

3.	The addresses set forth under Section 19.0 of the Agreement shall be modified to read as follows:

If to Aptuit: Aptuit, Inc. Contract Negotiations 10245 Hickman Mills Dr. Kansas City, MO 64137	If to Sponsor: Sunesis Pharmaceuticals, Inc. 395 Oyster Point Boulevard, Suite 400 South San Francisco, CA 94080 Attn: General Counsel

Except as otherwise stated in this First Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed on the dates set forth below.

SUNESIS PHARMACEUTICALS, INC.	APTUIT, INC.

By:	/s/ Steven B. Ketchum	By:	/s/ Karen Rhyner

Print Name:	Steven B. Ketchum	Print Name:	Karen Rhyner

Title:	Sr. VP, R&D	Title:	Senior Director

Date Signed:	August 1, 2008	Date Signed:	18, July 2008